Exhibit 10.6

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of February 28, 2014 and is entered into by and among GPT PROPERTY TRUST LP, a Delaware limited partnership (the “Borrower”), GRAMERCY PROPERTY TRUST INC., a Maryland corporation (“Parent”), and CERTAIN SUBSIDIARIES OF PARENT, as guarantors (“Guarantors”), the lenders party hereto from time to time (the “Lenders”), and DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as Administrative Agent (together with its permitted successors in such capacity, “Administrative Agent”), and each of the other Agents party hereto, and is made with reference to that certain AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT dated as of September 24, 2013 (as amended or otherwise Modified through the date hereof, the “Credit Agreement”) by and among the Borrower, Parent, the Guarantors, the Lenders, the Administrative Agent, and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

WHEREAS, Borrower has submitted a written request to Administrative Agent for (i) a Commitment Increase pursuant to Section 2.24 of the Credit Agreement in the amount of Fifty Million and 00/100 Dollars ($50,000,000) to be implemented in two stages, and, (ii) a one-time waiver of the condition set forth in Section 2.24(a) of the Credit Agreement that provides that Borrower may only request a Commitment Increase once in any consecutive twelve month period as a result of the two stages of the increase in the Revolving Commitments. The first increase was in the amount of Twenty-Five Million and 00/100 Dollars ($25,000,000) and was completed on February 24, 2014 (the “First Commitment Increase”). The second increase will be in the amount of Twenty-Five Million and 00/100 Dollars ($25,000,000) and will be completed as of the date hereof (the “Second Commitment Increase”);

WHEREAS, on the effective date of the Second Commitment Increase, PNC Bank, National Association will be admitted as a Lender under the Credit Agreement pursuant to that certain Accession Agreement dated as of the date hereof and the Second Commitment Increase shall be allocated solely to PNC Bank, National Association;

WHEREAS, in connection with the foregoing, the parties have agreed to amend the Credit Agreement upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.        AMENDMENT TO CREDIT AGREEMENT

A.       The definition of Capitalization Rate is hereby deleted in its entirety and replaced with the following:

“Capitalization Rate” means 7.50%.”

B.        Appendix A to the Credit Agreement as previously in effect is hereby replaced in its entity with Appendix A attached hereto as Exhibit A.

SECTION II.         WAIVER

The undersigned Lenders and the Agent hereby waive the condition set forth in Section 2.24(a) of the Credit Agreement that provides that Borrower may only request a Commitment Increase once in any consecutive twelve month period in order to permit the $50,000,000 Commitment Increase to be implemented in two stages as follows: the First Commitment Increase and the Second Commitment Increase.

SECTION III.       CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment Effective Date”):

A.       Execution. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Credit Parties and (ii) a counterpart signature page of this Amendment duly executed by the Requisite Lenders.

B.       Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or any other Credit Document.

C.       Necessary Consents. Each Credit Party shall have obtained all consents and approvals necessary to implement the transactions contemplated by this Amendment.

SECTION IV.       REPRESENTATIONS AND WARRANTIES

In order to induce Administrative Agent and Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party hereby represents, warrants and agrees as follows:

A.       Each Credit Party represents and warrants that it has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as modified by this Amendment and the other Credit Documents and has been duly authorized to do so.

B.       Each Credit Party represents and warrants that this Amendment has been duly executed and delivered by each of the Credit Parties and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

C.       Each Credit Party represents and warrants that no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

D.       Each Credit Party acknowledges and agrees that, as of the date hereof, it does not have any offsets, defenses, claims, counterclaims, setoffs, or other basis for reduction with respect to any of the Obligations.

E.       Each Credit Party represents and warrants that each of the representations and warranties contained the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

SECTION V.         ACKNOWLEDGMENT AND CONSENT

In order to induce Administrative Agent and Lenders to enter into this Amendment, each Guarantor hereby:

A.       acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to all the terms and conditions set forth in this Amendment and to the modification and waiver of the Credit Agreement as provided herein. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which is a party;

B.       acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

C.       acknowledges and agrees that (x) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the modifications to or waivers of the Credit Agreement effected pursuant to this Amendment and (y) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future modifications or waivers with respect to the Credit Agreement.

SECTION VI.       MISCELLANEOUS

A.       Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i)       On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended prior to the date hereof and by this Amendment.

(ii)       Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)      The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

(iv)       This Amendment constitutes a Credit Document.

B.      Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.      Applicable Law. The choice of law and venue provisions stated in the Credit Agreement are incorporated herein by this reference, and this Amendment shall be construed and enforced in accordance therewith.

D.      Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

E.      Beneficiaries. This Amendment is made and entered into solely for the benefit of the Lenders and the other parties hereto, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CREDIT PARTIES:	GPT PROPERTY TRUST LP

	By:	Gramercy Property Trust Inc.,
its general partner

		By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

OTHER CREDIT PARTIES:

GRAMERCY PROPERTY TRUST INC.

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT AUSTIN OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT BELLMAWR OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT chicago depot owner LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

[Signature Page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

GPT CHICAGO MANNHEIM OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT EAST BRUNSWICK TERMINAL OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT ELKRIDGE TERMINAL OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT GALESBURG OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT GARLAND OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT HACKS CROSSING OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

[Signature Page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

GPT HOUSTON TERMINAL OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT MANASSAS WAREHOUSE OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT MORELAND AVE OWNER LLC (FKA GPT ATLANTA FEDEX OWNER LLC)

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT MORRISTOWN OFFICE OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT ORLANDO TERMINAL OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

[Signature Page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

GPT PERU OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT SELIG DRIVE OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT SWEDESBORO FACILITY OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT VERNON OWNER LP

By:	GPT Vernon Owner LLC
its general partner

	By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

[Signature Page to First Amendment to Amended and Restated Credit and Guaranty Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Swing Line Lender, Issuing Bank and a Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ Robert W. Pettinato
Name: Robert W. Pettinato
Title: Managing Director

[Signature Page to Amendment]

DEUTSCHE BANK SECURITIES INC., as Joint Lead Arranger and Bookrunner

By:	/s/ James Millon
Name: James Millon
Title: Vice President

By:	/s/ Lisa Paterson
Name: Lisa Paterson
Title: Director

[Signature Page to Amendment]

MERRILL LYNCH, PIERCE, FENNER & SMITH, as Joint Lead Arranger

By:	/s/ Philip T. Bearden
Name: Philip T. Bearden
Title: Director

[Signature Page to Amendment]

BANK OF AMERICA, N.A., as Co-Syndication Agent and a Lender

By:	/s/ Ann E. Kenzie
Name: Ann E. Kenzie
Title: Senior Vice President

[Signature Page to Amendment]

ROYAL BANK OF CANADA, as Co-Syndication Agent and a Lender

By:	/s/ Joshua Freedman
Name: Joshua Freedman
Title: Authorized Signatory

[Signature Page to Amendment]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Carol Murray
Name: Carol Murray
Title: Managing Director

[Signature Page to Amendment]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Nick Zangari
Name: Nick Zangari
Title: Authorized Signatory

[Signature Page to Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian P. Kelly
Name: Brian P. Kelly
Title: Senior Vice President

[Signature Page to Amendment]

EXHIBIT A

APPENDIX A TO CREDIT AGREEMENT

Please see attached.

APPENDIX A

TO AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

Revolving Commitments

Lender	Revolving Commitment	Pro Rata Share
Deutsche Bank AG New York Branch	$25,000,000	16 2/3%
Bank of America, N.A.	$25,000,000	16 2/3%
Royal Bank of Canada	$25,000,000	16 2/3%
The Bank of New York Mellon	$25,000,000	16 2/3%
Morgan Stanley Bank, N.A.	$25,000,000	16 2/3%
PNC Bank, N.A.	$25,000,000	16 2/3%
Total	$150,000,000	100%